                                                                      EXHIBIT 25

         THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                   PURSUANT TO RULE 901(d) OF REGULATION S-T
===============================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)       |__|

                                 -------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                                             10286
(Address of principal executive offices)                              (Zip code)

                                 -------------

                                GLOBALSTAR, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                              13-3759824
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification no.)

                         GLOBALSTAR CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                              13-3876323
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification no.)


3200 Zanker Road, P.O. Box 640670
San Jose, California                                                       95164
(Address of principal executive offices)                              (Zip code)

                                 -------------

                          10 3/4% Senior Notes due 2004
                       (Title of the indenture securities)

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

         Superintendent of Banks of the State of      2 Rector Street, New York,
         New York                                     N.Y.  10006, and Albany,
                                                      N.Y. 12203

         Federal Reserve Bank of New York             33 Liberty Plaza,New York,
                                                      N.Y.  10045

         Federal Deposit Insurance Corporation        Washington, D.C.  20429

         New York Clearing House Association          New York, New York   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2. AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of October, 1997.


                                             THE BANK OF NEW YORK



                                             By: /s/VIVIAN GEORGES
                                                 -----------------
                                                 Name:  VIVIAN GEORGES
                                                 Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                    Dollar Amounts
           ASSETS                                     in Thousands
           Cash and balances due from depository
              institutions:
              Noninterest-bearing
              balances and currency and coin ........ $  7,769,502
              Interest-bearing balances .............    1,472,524

           Securities:
             Held-to-maturity securities ............    1,080,234
             Available-for-sale securities ..........    3,046,199

           Federal funds sold and Securities
             purchased under agreements to resell ...    3,193,800

           Loans and lease financing receivables:
             Loans and leases, net of unearned
             income ...................... 35,352,045
             LESS: Allowance for loan and
               lease losses ................. 625,042-
             LESS: Allocated transfer risk
               reserve .......................... 429
             Loans and leases, net of unearned
               income, allowance, and reserve .......   34,726,574
           Assets held in trading accounts ..........    1,611,096
           Premises and fixed assets (including
             capitalized leases) ....................      676,729
           Other real estate owned ..................       22,460
           Investments in unconsolidated subsidiaries
             and associated companies ...............      209,959
           Customers' liability to this bank on
             acceptances outstanding ................    1,357,731
           Intangible assets ........................      720,883
           Other assets .............................    1,627,267
                                                      ------------
           Total assets ............................. $ 57,514,958
                                                      ============
           LIABILITIES
           Deposits:
             In domestic offices .................... $ 26,875,596
             Noninterest-bearing ......... 11,213,657
             Interest-bearing ............ 15,661,939
             In foreign offices, Edge and Agreement
              subsidiaries, and IBFs .................   16,334,270
             Noninterest-bearing ..........   596,369
             Interest-bearing ............ 15,737,901

           Federal funds purchased and Securities
             sold under agreements to repurchase ....    1,583,157
           Demand notes issued to the U.S.
             Treasury ...............................      303,000
           Trading liabilities ......................    1,308,173

           Other borrowed money:
             With remaining maturity of one year
               or less ..............................    2,383,570
             With remaining maturity of more than
               one year through three years..........            0
             With remaining maturity of more than
               three years ..........................       20,679

           Bank's liability on acceptances executed
             and outstanding ........................    1,377,244
           Subordinated notes and debentures ........    1,018,940
           Other liabilities ........................    1,732,792
                                                      ------------
           Total liabilities ........................   52,937,421
                                                      ============
           EQUITY CAPITAL
           Common stock .............................    1,135,284
           Surplus ..................................      731,319
           Undivided profits and capital reserves ...    2,721,258
           Net unrealized holding gains (losses)
             on available-for-sale securities .......        1,948
           Cumulative foreign currency translation
             adjustments ............................      (12,272)
                                                      ------------
           Total equity capital .....................    4,577,537
                                                      ------------
           Total liabilities and equity capital ..... $ 57,514,958
                                                      ============

             I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                Robert E. Keilman

             We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

               Thomas A. Renyl     )
               J. Carter Bacot     )        Directors
               Alan R. Griffith    )
                                 ---------------------------------